Dynex Capital, Inc. Investor Presentation December 13, 2011 Exhibit 99.1

2 2
Safe Harbor Statement
NOTE:
This presentation contains “forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995, including statements about projected future investment strategies and leverage ratios, financial performance, the projected impact of NOL carryforwards, future dividends paid to shareholders, and future investment opportunities and capital raising activities. The words “will,”
“believe,” “expect,” “forecast,” “anticipate,” “intend,” “estimate,” “assume,” “project,” “plan,”
“continue,” and similar expressions also identify forward-looking statements that are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified. Although these forward-
looking statements reflect our current beliefs, assumptions and expectations based on information currently available to us, the Company’s actual results and timing of certain events could differ materially from those projected in or contemplated by these statements. Our forward-looking statements are subject to the following principal risks and uncertainties: our ability to find suitable reinvestment opportunities; changes in economic conditions; changes in interest rates and interest rate spreads, including the repricing of interest-earnings assets and interest-bearing liabilities; our investment portfolio performance particularly as it relates to cash flow, prepayment rates and credit performance;
adverse reactions in financial markets related to the budget deficit or national debt of the United States government; potential or actual default by the United States government on Treasury securities; and
potential or actual downgrades to the sovereign credit rating of the United States or the credit ratings of
GSEs; the cost and availability of financing; the cost and availability of new equity capital; changes in our use of leverage; the quality of performance of third-party service providers of our loans and loans underlying our securities;  the level of defaults by borrowers on loans we have securitized; changes in our industry; increased competition; changes in government regulations affecting our business;
government initiatives to support the U.S financial system and U.S. housing and real estate markets;
GSE reform or other government policies and actions; and an ownership shift under Section 382 of the
Internal Revenue Code that impacts the use of our tax NOL carryforward. For additional information, see the Company’s Annual Report on Form 10-K for the year ended December 31, 2010, the Company’s
Quarterly Reports on Form 10-Q for the quarters ended March 31, 2011, June 30, 2011, and September
30, 2011 and other reports filed with and furnished to the Securities and Exchange Commission.

3 3
DX Snapshot
Company Highlights
Internally managed REIT commenced operations in 1988
Significant insider ownership and experienced management team
Diversified investment strategy in residential and commercial mortgage assets
Large NOL carryfoward for unique total return opportunity
Market Highlights (as of 12/8/11 unless indicated)
NYSE Stock Ticker DX
Shares Outstanding 40,382,435
Quarterly Dividend/Dividend Yield $0.28/11.95%
Share Price $9.12
Price to Book (based on BV per share as of 9/30/2011)
0.99x
Market Capitalization $368.28 million

4 4
Third Quarter 2011 Highlights
• Reported diluted earnings per common share of $0.32 Ex-Items (1)
• Reported book value per common share of $9.15
• Generated a net interest spread of 2.43%
• Declared a dividend of $0.27 per share, representing a 13.4% yield on an annualized basis (2)
• Generated an annualized return on average equity of 13.7% based on EPS Ex-Items (1)
• Overall leverage of 6.1x equity capital
(1) EPS Ex-Items, or Dynex’s earnings per share excluding certain items, excludes from GAAP earnings per share the impact of litigation settlement and related defense costs of $8.2 million (or $0.20 per diluted common share), a loss of $2.0 million (or $0.05 per diluted common share) on redemption of non-recourse collateralized financings, and $1.3 million (or $0.03 per diluted common share) in net accelerated premium amortization due to an increase in forecasted prepayment speeds during the third quarter of 2011. Reported Diluted EPS was $0.04.
(2)  Based on the September 30, 2011 closing price of $8.06 per share. See the Company’s press release issued November 1, 2011 for further discussion.

5 5
Summary of Results
$0.28
$0.25
$0.27
$0.27 $0.27
$0.27
$0.34
$0.32
$0.31
$0.40
$0.33
$0.00
$0.05
$0.10
$0.15
$0.20
$0.25
$0.30
$0.35
$0.40
Q3-2010 Q4-2010 Q1-2011 Q2-2011 Q3-2011 Q4-2011
Dividend per Share EPS*
Dividends and Earnings Per Share*
$9.80
$9.64
$9.51
$9.59
$9.15
$8.00
$8.20
$8.40
$8.60
$8.80
$9.00
$9.20
$9.40
$9.60
$9.80
$10.00
Q3-2010 Q4-2010 Q1-2011 Q2-2011 Q3-2011
Book Value Per Share
2.98%
3.07%
2.68%
2.45%
2.43%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
3.50%
4.00%
Q3-2010 Q4-2010 Q1-2011 Q2-2011 Q3-2011
13.61%
16.17%
13.20%
14.10%
13.70%
0%
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
Q3-2010 Q4-2010 Q1-2011 Q2-2011 Q3-2011
Net Interest Spread
Return on Average Equity*
*As
presented on this slide, Q3-2011 earnings per share and return on average equity exclude the impact of certain items. Please see slide
4 for additional information.
*
*
*
*

6
Portfolio Review
• Our portfolio continues to perform well despite volatile markets.
• Our portfolio is constructed to minimize prepayment risk, credit risk, and extension risk.
• Despite a high average portfolio dollar price, we have built in loan level characteristics that work to offset trends to faster prepayment speeds.
• We have rotated further into securities in the CMBS sector with explicit prepayment protection and higher expected ROEs.
• Most of our CMBS exposure is to GSE multi-family programs, which historically have demonstrated superior credit performance.
• To minimize extension risk we have focused our portfolio on securities that either reset or mature within 10 years.  Our average months to maturity or reset is 46 months as of September 30, 2011.

7
Portfolio Composition
(as of September 30, 2011)
Non-Agency
CMBS/Loans
18
%
Non-Agency
RMBS/Loans
2%
Agency RMBS
66%
Agency CMBS
14%
CMBS
32%
RMBS
68%
Agency/Non-Agency Breakdown
Residential/Commercial Breakdown

8 MBA Refi Index Source: Bloomberg

9
Prepayment Performance
(through September 30, 2011)
Table represents historical prepayment performance based on the investment portfolio as it exists at September 30, 2011. “Future modeled Agency MBS” represents the anticipated CPR’s for the periods presented and reflects the anticipated impact of HARP 2.0 and overall lower interest rates.
• Consistent prepayment performance over the past year with minimum prepayment spikes
• Meticulously selected portfolio to minimize prepayment volatility
CPR
22.7%
21.3%
20.8%
18.4%
18.5%
17.3%
17.0%
15.1%
28%
28% 28% 28%
14%
16%
18%
20%
22%
24%
26%
28%
30%
1 mo 3 mo 6 mo 1 year
Agency MBS
Total portfolio
Future modeled Agency
MBS

10
Prepayment Exposure
(as of September 30, 2011)
Post/near
reset*
16%
Selected
specified
pools
54%
Explicit
prepayment
protection
30%
• Significant explicit prepayment protection
• Meticulously selected portfolio to minimize prepayment exposure
* Less than 15 MTR
By Market Value
Post/near
reset*
8%
Selected
specified
pools
41%
Explicit
prepayment
protection
51%
By Dollar Premium

11 11
Key Prepayment Metrics
for Selected Specified Pools
$269.0
$292.0
$297.0
$225.0
$250.0
$275.0
$300.0
DX All ARMs 5/1 ARMs
Average Loan Size
41.0%
58.0%
61.0%
25.0%
35.0%
45.0%
55.0%
65.0%
DX All ARMs 5/1 ARMs
Third Party Originated
18.0%
15.0%
14.0%
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
DX All ARMs 5/1 ARMs
67.0%
48.0%
45.0%
0%
10%
20%
30%
40%
50%
60%
70%
DX All ARMs 5/1 ARMs
Investor Property
Interest Only Loans
Source for Non-DX Metrics : JP Morgan
($ in thousands)
(as of September 30, 2011)

12 Portfolio Ratings A 3% Below A 3% AA 4% AAA 90% As of September 30, 2011 As of June 30, 2011 *Agency securities are considered AAA rated as of the dates presented A 3% Below A 2% AA 1% AAA 94%

13
Non-Agency CMBS Vintage Portfolio
(as of September 30, 2011)
$0
$50,000
$100,000
$150,000
$200,000
$250,000
prior to 2000 2000-2005 2006-2008 2009 or
newer
($ in thousands)
By Property Type
By Year of Origination
Retail, 14%
Office, 17%
Industrial, 4%
Healthcare, 3%
Other, 5%
Multi-family, 55%
Hotel, 3%

14
Extension Risk
(as of September 30, 2011)
Average
Life
(years)
Price Coupon WAC Speed Average Life Average Life Extension
FN 30yr $103-10 4.00% 4.43% 15 CPR
2 CPR
5.41 years
14.78 years
~9 years
FNCI 15yr $103-10 3.50% 3.80% 15 CPR
2 CPR
4.01 years
6.98 years
~3 years
5/1 ARM $103-2 2.75% 3.16% 15 CPB
2 CPB
3.35 years
4.57 years
~1 year
0
2
4
6
8
10
12
14
16
FN 30 year FNCI 15 year 5/1 ARM
15 CPR/CPB
2 CPR/CPB

15 Portfolio Maturity/Reset Distribution (as of September 30, 2011) 0% 2% 12% 14% 17% 22% 32% 0% 5% 10% 15% 20% 25% 30% 35% <15 16-40 41-60 61-84 85-120 120-125 125-360 Months to Maturity or Reset

16
Potential Return Profile for Current Focus
Investments
(as of October 31, 2011)
Investment
Range of
Prices
Range of
yields
Range of net
spread to
funding
Range of
ROEs
Agency RMBS 103-108 2.3%- 2.8% 1.8%-2.3% 16%-23%
Agency CMBS 103-111 3.1%-3.5% 1.3%-2.0% 15%-20%
Non-Agency ‘A’ –’AAA’
RMBS 85-103 3.5%-7.0% 2.6%-4.0% 14%-24%
Non-Agency ‘A’-
‘AAA’ CMBS 85-107 4.5%-6.4% 2.2%-4.1% 15%-23%
The above portfolio is for illustrative purposes only, does not represent actual or expected performance and should not be relied upon for any investment decision. The range of returns on equity is based on certain assumptions, including assumptions relating to asset allocation percentages and spreads where mortgage assets can be acquired versus a current cost of funds to finance acquisitions of those assets. Rates used represent a range of asset yields and funding costs based on data available as of the date referenced above. Any change in the assumed yields, funding costs or assumed leverage could materially alter the company’s returns. There can be no assurance that asset yields or funding costs will remain at current levels. For a discussion of risks that may affect our ability to implement strategy and other factors which may affect our potential returns, please see the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31,
2010 and our Quarterly Reports on Form 10-Q for the quarters ended June 30, 2011 and September 30, 2011.

17
Portfolio Summary
• Our portfolio has performed well since 2008 and the
earnings power today remains relatively intact.
• Prepayment risk is mitigated by superior portfolio
construction and HARP 2.0 should have less impact on
Hybrid ARMs.
• Credit risk is mitigated by highly-rated securities, superior loan origination years and concentration in multifamily
collateral.
• Extension risk is mitigated by the short-duration investment portfolio with 71% of the investments maturing or resetting
within five years (as of September 30, 2011).
• There continues to be attractive investment opportunities
to deploy capital despite the volatile financial markets.

18
Recourse Financing
(as of September 30, 2011)
2.63% $42,000 >60
1.58% $1,022,000 Total
1.62% $805,000 24-60
1.14% $175,000 0-24
WAVG
Rate
Total
Notional
Balance
Maturity
(mos.)
SWAPS
0.31% 446,811 >90
$2,053,686 Total
0.49% 429,177 30-90
0.45% $1,177,698 0-30
WAVG
Rate
Financing
Balance
Original
Maturity
(Days)
Repurchase Agreements
0.43%
1.21%
0.30%
WAVG Rate
Financing
Balance
$2,053,686
285,237 Non- Agency
$1,768,449 Agency
WAVG Maturity 36 months
($ in thousands)

19 19
Why Dynex
Excellent long term performance record
Solid balance sheet positioned to perform through multiple market environments
Experienced management with a track record of disciplined capital deployment through multiple economic cycles
Alignment of interests with shareholders due to owner-operator structure
Complimentary investment opportunities exist with attractive return profiles consistent with our investment philosophy
Opportunistic capital raises have increased shareholder value

20 APPENDIX

21 21
Management Team
•Thomas
B. Akin – Chairman and Chief Executive Officer
–
33 years of experience in the industry and 8 years at Dynex
– Chairman since 2003 and CEO since 2008
– Managing Member of Talkot Capital, LLC
– 16 years at Merrill Lynch and Salomon Brothers
•Byron
L. Boston – Chief Investment Officer
–
28 years of experience in the industry with 4 years as CIO at Dynex
– 13 years managing levered multi-product portfolios at Freddie Mac and Sunset Financial Resources
– 11 years trading MBS on Wall Street
– 3 years Senior Corporate Lending Officer at Chemical Bank
•Stephen
J. Benedetti – Chief Financial Officer and Chief Operating Officer
–
22 years of experience in the industry
– Employed at Dynex for 17 years in various treasury, risk management and financial reporting roles
– Managed Dynex from 2002 – 2007
– Began career at Deloitte & Touche
•Portfolio
Management Team
–
5 member team with a collective 65 years of industry experience with broad and deep skill sets in both agency and non-agency investment strategies
Experienced team of professionals with a combined 80 years of experience managing mortgage REITs and mortgage portfolios

22
Capital Allocation
(as of September 30, 2011)
(1)  Associated financing for investments includes repurchase agreements, securitization financing issued to third parties and TALF financing (the latter two of which are presented on the Company’s balance sheet as “non-recourse collateralized financing”). Associated financing for hedging instruments represents the fair value of the interest rate swap agreements in a liability position.
($ in millions)
Asset Carrying
Basis
Associated
Financing
(1)
/
Liability
Carrying Basis
Allocated
Shareholders'
Equity
Leverage
Target Notes
• $1,337.3 mm in Hybrid Agency ARMs
- Weighted average months-to-reset of 40 months
• $358.7 mm in Agency ARMs
- Weighted average months-to-reset of 8 months
Agency CMBS 355.9 (251.3) 104.6 8x • Fixed rate agency CMBS
• Voluntary prepayment protected
• 3Q 2011 weighted average annualized yield of 6.58%
• ~33% “AAA” and “AA” rated
• 3Q 2011 weighted average annualized yield of 6.03%
• ~74% “AAA” and “AA” rated
• Loans pledged to support repayment of securitization
bonds issued by the Company
• Originated in the 1990’s
• Unsecuritized single family and commercial mortgage
loans
Derivative
Instruments
- (28.8) (28.8) -
• Consists of interest rate swaps
Total $2,595.4 ($2,240.3) $355.1 5 – 7x • 6.1x actual leverage
– 1.0 –
(84.9) 33.8 2 – 3x
(322.8) 67.9 3 – 5x
$173.7 7 – 9x
2.9 4 – 5x
Agency RMBS
Non-Agency
RMBS
($1,542.5)
(10.0)
$1,716.2
12.9
118.7
1.0
Non-Agency
CMBS
Securitized
mortgage loans
Other investments
390.7

23 23
Selected Financial Highlights
(as of and for the quarter ended)
* Diluted EPS Ex-Items was $0.32. EPS  Ex-Items, or Dynex’s earnings per share excluding certain items, excludes from GAAP earnings per share the impact of litigation settlement and related defense costs of $8.2 million (or $0.20 per diluted common share), a loss of $2.0 million (or $0.05 per diluted common share) on redemption of non-recourse collateralized financings, and $1.3 million (or $0.03 per diluted common share) in net accelerated premium amortization due to an increase in forecasted prepayment speeds during the third quarter
Financial Highlights:
($000 except per share amounts)
Sept 30, 2011 Jun 30, 2011 Mar 31, 2011 Dec 31, 2010 Sept 30, 2010
Total Investments 2,595,574 $                  2,591,097 $      2,279,610 $      1,614,126 $          $       1,064,546
Total Assets 2,633,686 2,656,703 2,359,816 1,649,584 1,091,835
Total Liabilities 2,264,152 2,269,843 1,976,323 1,357,227 866,361
Total Equity 369,534 386,860 383,493 292,357 225,474
Interest Income 21,143 21,065 17,465 11,734
Interest Expense 6,583 6,032 4,734 3,385 3,333
Net Interest Income 14,560 15,033 12,731 10,896 8,401
General and Administrative Expenses 2,335 2,255 2,118 2,911 1,971
Net income 1,532 $                          13,594 $            10,280 $            9,646 $                   7,022
Diluted EPS $                        0.04* 0.34 $                0.31 $                  0.40 $                     0.33 $
Dividends declared per common share 0.27 0.27 0.27 0.27 0.25
Book Value per share 9.15 9.59 9.51 9.64 9.80
14,281
$
of 2011. See the Company’s press release issued November 1, 2011 for further discussion.